                                 AMENDMENT NO. 1
                                     TO THE
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                                AIM GROWTH SERIES

         This Amendment No. 1 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series amends, effective as of October 27, 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") dated as of September 14, 2005 (the "Agreement").

         Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

         WHEREAS, the Trust desires to amend the Agreement to add Investor Class Shares to AIM Small Cap Growth Fund;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 27, 2005.


                                            By:  /s/Robert H. Graham
                                                 ----------------------
                                                 Name:    Robert H. Graham
                                                 Title:   President

                          Exhibit 1 TO AMENDMENT No. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM GROWTH SERIES

                                   "SCHEDULE A
                                AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

         PORTFOLIO                                           CLASSES OF EACH PORTFOLIO
         ---------                                           -------------------------
AIM Basic Value Fund                                         Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Conservative Allocation Fund                             Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Global Equity Fund                                       Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Growth Allocation Fund                                   Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Income Allocation Fund                                   Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM International Allocation Fund                            Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

         PORTFOLIO                                           CLASSES OF EACH PORTFOLIO
         ---------                                           -------------------------
AIM Mid Cap Core Equity Fund                                 Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Moderate Allocation Fund                                 Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Moderate Growth Allocation Fund                          Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares


AIM Moderately Conservative Allocation Fund                  Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares


AIM Small Cap Growth Fund                                    Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares
                                                             Investor Class Shares"